SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported):  AUGUST 22,
2003


SILVER BUTTE MINING COMPANY, INC.
(Exact name of registrant as specified in its charter)


IDAHO                    1-5970              82-0263301
(State of             (Commission File     (IRS Employer
of incorporation or        Number)           Identification
other jurisdiction)                                  No.)


        520 Cedar Street
        Sandpoint, Idaho                              83864
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (208-
263-5154)

























ITEM  4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective August 22, 2003, the Board of Directors of Silver
Butte Mining Company, Inc. (the "Company"), recommended and directed:

(a) The dismissal of DeCoria, Maichel & Teague, P.S.("DMT") as the Company's independent accountants and the engagement of LeMasters & Daniels, PLLC ("L&D") as the Company's independent accountants to audit the Company's financial statements for the fiscal year ending August 31, 2003.

The report of DMT on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. DMT did modify its report as to the uncertainty of the Company's ability to continue as a going concern.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended August 31, 2002, and in the subsequent interim periods, there were no disagreements between the Company and DMT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of DMT, would have caused DMT to make reference to the subject matter of the disagreement(s) in its report. During the two fiscal years ended August 31, 2002 and through August 22, 2003, there have been no reportable events (as defined in Securities and Exchange Commission Regulation SK Item 304(a)(1)(iv)).

(b) No consultations occurred between the Company and L&D during the two fiscal years and any interim period preceding the appointment of L&D regarding the application of accounting principles to a specific transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company's financial statements or any other accounting, auditing or financial reporting matter required to be disclosed here pursuant to Regulation SK Item 304(a)(2).

(c) The Company provided a copy of the disclosure contained in this Current Report on Form 8-K to DMT and requested it to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the disclosures made herein. A copy of that letter, dated August 22, 2003, is filed as Exhibit 2.1 to this Current Report on Form 8-K.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.  None

(b) Pro Forma Financial Information.  None

Exhibits
     A list of exhibits required to be filed as part of this report is set forth in the Exhibit Index, which immediately precedes such exhibits, and is incorporated herein by reference.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SILVER BUTTE MINING COMPANY, INC.
(Registrant)

By /s/ Terry C. McConnaughey
----------------------------
Terry C. McConnaughey, President

Date:  AUGUST 22, 2003



                  SILVER BUTTE MINING COMPANY
                           EXHIBIT INDEX
Exhibit
Number                              Description
-------   ---------------------------------------------------
2.1 Letter addressed to the Securities and Exchange Commission dated August 22, 2003, from the Company's former independent accountants, DeCoria, Maichel & Teague, LLP, relative to their agreement with the Statements made in Item 4 of this Current Report on Form 8-K.
________________